Putnam
Equity
Income
Fund

ANNUAL REPORT
November 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "In periods of high market volatility, rigorous analysis of stock values can be especially beneficial. We believe that our research can lead us to many stocks that the market has unfairly punished and steer us away from the most vulnerable."

                                           -- Edward P. Bousa, co-manager
                                              Putnam Equity Income Fund

* "Conservative investors should find this offering attractive, particularly if they are looking for some fixed-income exposure."

                                           -- Morningstar Mutual Funds,
                                              August 29, 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

14 Portfolio holdings

37 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

In the fiscal year just ended, Putnam Equity Income Fund once again demonstrated its ability to deliver commendable performance with a conservative investment strategy. Its portfolio of carefully chosen growth stocks and dividend-paying stocks of well-established companies allowed shareholders, in a sense, to have their cake and eat it too.

The vibrant equity market that prevailed throughout most of the 12-month period ended November 30, 1997, presented an atmosphere conducive to achieving both the satisfaction of capital growth and the security of dividend income. Fund Manager Edward Bousa and his management team used this favorable climate to position your fund's portfolio to seek maximum advantage on both counts.

In the report that follows, the team discusses fiscal 1997 strategy in detail and provides its assessment of what lies ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 21, 1998



Report from the Fund Managers
Edward P. Bousa
Kenneth J. Taubes
Robert M. Paine

Successfully pursuing growth and current income from a single portfolio generally means deriving much of the income from dividend-paying stocks. This approach is inherently low-risk, since these stocks tend to be less volatile than those of smaller or rapidly growing companies. Although it may not always outperform a growth-oriented investment, this strategy offers conservative investors potential for attractive levels of appreciation -- as evidenced by Putnam Equity Income Fund's performance over the 12 months ended November 30, 1997.

The fiscal year just ended tested both your fund's resilience and its return potential. As in previous years, U.S. stocks set many new records, but unlike previous years, they also experienced significant volatility and short-term drops. The fund continued to produce admirable absolute returns, however, with class A shares returning 23.15% at NAV (16.07% based on the public offering price). For performance of other share classes and returns for longer time periods, please see the tables beginning on page 8.

* STRATEGY WELL SUITED TO VOLATILE MARKET

Following our value-oriented approach to equity investing, we continued to search for companies exhibiting qualities of "cheapness and change" throughout the year. We research large, well-established companies, looking for those that sport an inexpensive stock price but also have some ingredient of positive change that we believe can boost the price. Because such ingredients can take a variety of forms -- restructurings, cost-cutting measures, share repurchases -- the strategy works well in different industries and in different market conditions.

During the stock market's downturns of the past year, we looked for value opportunities among stocks the market rejected. We were neither active buyers in the first downdraft of December 1996 nor in March 1997, but the slump that occurred in late summer resulted in some price declines that we considered unjustified. For example, we added significantly to a long-held position in Du Pont. We believe that the company's recent acquisitions will provide new international distribution channels that can enhance its global competitiveness. Closer to home, Du Pont's agricultural chemical business has taken a step forward with technological improvements of its seed products that should make them more productive for farmers.

Although industrial cyclical companies have often been prominent in the portfolio, our recent decision to purchase Caterpillar stock might seem to be a bit contrarian. This stock performed very well during the early portion of the current economic expansion from as far back as 1993. When Southeast Asian currency and stock markets plummeted during the summer, lower projections of Asian economic growth hurt Caterpillar's stock price. Our research shows that only 8% of Caterpillar's business is in Southeast Asia, however. We considered the stock unfairly punished and quickly established a position.

* FINANCIALS REMAIN SOURCE OF STRENGTH

Continuing a trend of the past two years, financial stocks, especially regional banks, have contributed strong performance to the fund. Bank stocks struggled in the early 1990s, but in the past few years, they have generally risen as the industry has consolidated. Banks have realized greater economies of scale and have obtained new revenues from new customer service fees.

Among this group, Fleet Financial and PNC Bank are two of the fund's largest holdings. Fleet, now the largest bank in New England, has grown by purchasing local competitors as well as an asset management company and a discount brokerage. Its stock price has appreciated significantly but remains inexpensive compared with the industry average and we believe that it still offers value. PNC Bank, based in Ohio and West Virginia, has experienced strong growth in its credit-card and money management businesses, and its core banking operations continue to be solid. While these stocks, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future. In particular, we are keeping a cautious eye for signs that the positive trend of consolidation in the financial industry has run its course.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and finance              19.0%

Utilities                          11.9%

Oil and gas                         8.0%

Pharmaceuticals                     4.8%

Food and beverages                  4.7%

Footnote reads:
*Based on net assets as of 11/30/97. Holdings will vary over time.

* OIL STOCKS AMONG THOSE THAT FACED HARDSHIP

Many of the largest positions in the portfolio during the fiscal year have been oil companies, such as Exxon, Mobil, and Amoco. Each of these companies exemplified qualities of cheapness and change. Dogged by sluggish growth in demand for oil, they undertook restructuring measures several years ago to achieve greater efficiencies in drilling, production, and distribution. Their stock prices responded and boosted the fund's returns during the past fiscal year. During the summer, though, we decided that they no longer provided unusual value and we began to trim the fund's positions. The subsequent decision by OPEC to increase oil production has reduced the price of oil and thereby has dampened prices of the stocks. We are monitoring them in the wake of the selloff to see if the stocks might once again pass our valuation screens.

Other holdings in the portfolio faced similar problems in their respective markets. Freeport-McMoRan Copper and Gold, for instance, has struggled because of lower prices for gold and other commodities as well as weak demand in Asia. Despite Eastman Kodak's restructuring efforts, its stock has been battered because it is losing global market share. As a result we liquidated this holding after the fund's fiscal year end. We have also liquidated the fund's position in Sears, Roebuck. After many years of cost cutting and other shareholder-friendly moves, Sears nonetheless continues to have problems with certain businesses, especially its credit-card business.

* BONDS BOOST RESULTS; VIGILANCE REMAINS VITAL

The bond portion of the fund represented approximately 7% of net assets at the end of the fiscal period. As in the past, it consisted of a mixture of Treasury, agency mortgages, and corporate bonds. In the early part of the fiscal year, with concerns about an overheating economy, we favored mortgage-backed bonds over Treasuries. Since the Federal Reserve Board's decision to raise short-term interest rates in March, though, we felt more confident that the economy would resume a sustainable and noninflationary pace and began to shift back toward Treasuries. These have enjoyed a welcome rally since the summer because of signs of economic deceleration in the United States and a surge in foreign purchases as Southeast Asian markets became inhospitable.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 EQUITY HOLDINGS

SBC Communications, Inc.
Utilities

Weyerhaeuser Co.
Paper and forest products

Philip Morris Cos., Inc.
Consumer nondurables

E.I. du Pont de Nemours & Co., Ltd.
Chemicals

Mobil Corp.
Oil and gas

Baxter International, Inc.
Medical supplies and devices

Exxon Corp.
Oil and gas

Banc One Corp.
Insurance and finance

American Home Products Corp.
Pharmaceuticals

Sprint Corp.
Utilities

Footnote reads;
These holdings represent 14.6% of the fund's net assets as of 11/30/97. Portfolio holdings will vary over time.

While the fund's strong results in 1997 add a third year to bullish returns, our cautious approach reminds us to be watchful for a change in the stock market's positive trends. Despite the U.S. economy's remarkable stamina, the market's recent volatility affirms our attentiveness to risk. We remain confident that the fund's strategy can weather many different storms.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Equity Income Fund seeks current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

TOTAL RETURN FOR PERIODS ENDED 11/30/97

                                Class A          Class B          Class M
(inception date)               (6/15/77)        (9/13/93)        (12/2/94)
                             NAV      POP      NAV    CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                     23.15%   16.07%   22.24%   17.24%  22.58%  18.29%
------------------------------------------------------------------------------
5 years                   143.70   129.72   134.75   132.75  137.32   129.1
Annual average             19.50    18.10    18.61    18.41   18.87   18.03
------------------------------------------------------------------------------
10 years                  337.78   312.62   303.47   303.47  313.12  298.61
Annual average             15.91    15.23    14.97    14.97   15.24   14.83
------------------------------------------------------------------------------
Annual average
(life of fund)             12.62    12.30    11.60    11.60   11.88   11.68
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/97

                                           S&P 500         Consumer
                                            Index         Price Index
------------------------------------------------------------------------------
1 year                                      28.50%           1.83%
------------------------------------------------------------------------------
5 years                                    150.27           13.73
Annual average                              20.14            2.61
------------------------------------------------------------------------------
10 years                                   455.36           39.95
Annual average                              18.70            3.42
------------------------------------------------------------------------------
Annual average (life of fund)               15.99            4.91
------------------------------------------------------------------------------
Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, 10-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/87

Plot points read:
                                  S&P 500    Consumer Price
Date/year         Fund at POP      Index         Index

11/30/87              9425         10000        10000
11/30/88             12085         12325        10425
11/30/89             14321         16132        10911
11/30/90             12728         15568        11595
11/30/91             15163         18734        11942
11/30/92             16931         22190        12306
11/30/93             19819         24432        12636
11/30/94             20135         24686        12973
11/30/95             26814         33802        13312
11/30/96             33507         43216        13746
11/30/97             41262         55536        13995

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $40,347 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $41,312 at net asset value ($39,861 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/97

                                Class A       Class B     Class M
------------------------------------------------------------------------------
Distributions (number)             4            4            4
-----------------------------------------------------------------------------
Income                          $0.290       $0.197       $0.229
------------------------------------------------------------------------------
Capital gains                     --           --          --
------------------------------------------------------------------------------
  Total                         $0.290      $0.197      $0.229
------------------------------------------------------------------------------
Share value:                 NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------------
11/30/96                  $13.29  $14.10  $13.23  $13.23  $13.71
------------------------------------------------------------------------------
11/30/97                   16.04   17.02   15.95   15.96   16.54
------------------------------------------------------------------------------
Current return
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate1      1.75%   1.65%   1.08%   1.28%   1.23%
------------------------------------------------------------------------------
Current 30-day SEC yield2   1.63    1.54    0.90    1.13    1.09
------------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)

                          Class A         Class B         Class M
(inception date)         (6/15/77)       (9/13/93)       (12/2/94)
                        NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                26.46%  19.19%  25.49%  20.49%  25.77%  21.40%
------------------------------------------------------------------------------
5 years              143.80  129.89  134.85  132.85  137.44  129.27
Annual average        19.51   18.11   18.62   18.42   18.88   18.05
------------------------------------------------------------------------------
10 years             318.20  293.97  285.66  285.66  294.85  281.13
Annual average        15.38   14.70   14.45   14.45   14.72   14.32
------------------------------------------------------------------------------
Annual average
(life of fund)        12.68   12.36   11.66   11.66   11.93   11.73
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge upon redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Stock Index is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

WELCOME TO

          www.putnaminv.com

Now you can get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and an economic outlook from Putnam experts -- with just a few clicks of the mouse!

VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* daily fund pricing and long-term fund performance

* how to tell if your retirement savings plan is on track

* how quickly money can accumulate in a tax-deferred investment

You can also read Dr. Robert Goodman's economic commentary and Putnam's Capital Markets Forum outlook, search for a particular Putnam fund by name or objective ... and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape and an independent Internet service provider.

New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!



Report of independent accountants
For the fiscal year ended November 30, 1997

To the Trustees and Shareholders of
Putnam Equity Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund, including the portfolio of investments owned, as of November 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                   Coopers & Lybrand L.L.P.

Boston, Massachusetts
January 15, 1998



Portfolio of investments owned
November 30, 1997


COMMON STOCKS (89.3%) *
NUMBER OF SHARES                                                                                       VALUE

Aerospace and Defense (2.2%)
------------------------------------------------------------------------------------------------------------
        305,000  Boeing Co.                                                                   $   16,203,126
         85,000  Lockheed Martin Corp.                                                             8,292,813
         32,800  Northrop Grumman Corp.                                                            3,698,200
         59,800  Rockwell International Corp.                                                      2,915,250
                                                                                              --------------
                                                                                                  31,109,389

Agriculture (--%)
------------------------------------------------------------------------------------------------------------
          1,101  PSF Holdings LLC Class A +                                                           33,030

Automotive (2.9%)
------------------------------------------------------------------------------------------------------------
          6,700  Bayerische Motoren Werke (BMW) AG (Germany)                                       4,998,527
        287,600  Chrysler Corp.                                                                    9,868,275
        283,374  Ford Motor Co.                                                                   12,185,082
        233,000  Michelin Corp. Class B (France)                                                  12,545,547
                                                                                              --------------
                                                                                                  39,597,431

Basic Industrial Products (3.8%)
------------------------------------------------------------------------------------------------------------
        290,000  Caterpillar, Inc.                                                                13,901,875
        179,000  Cooper Industries, Inc.                                                           9,240,875
        206,800  Deere (John) & Co.                                                               11,335,225
         86,400  Ingersoll-Rand Co.                                                                3,531,600
        157,000  Minnesota Mining & Manufacturing Co.                                             15,297,688
                                                                                              --------------
                                                                                                  53,307,263

Broadcasting (0.4%)
------------------------------------------------------------------------------------------------------------
        210,000  Comcast Corp. Class A                                                             5,880,000

Building and Construction (--%)
------------------------------------------------------------------------------------------------------------
             60  Terex Corp. Rights +                                                                  1,200

Business Equipment and Services (3.5%)
------------------------------------------------------------------------------------------------------------
        203,900  Hewlett-Packard Co.                                                              12,450,644
        146,000  IBM Corp.                                                                        15,996,125
        115,700  Pitney Bowes, Inc.                                                                9,726,031
        141,000  Xerox Corp.                                                                      10,953,938
                                                                                              --------------
                                                                                                  49,126,738

Chemicals (4.2%)
------------------------------------------------------------------------------------------------------------
        178,300  Bayer AG ADR (Germany)                                                            6,597,938
        150,000  Dow Chemical Co.                                                                 14,812,500
        353,200  du Pont (E.I.) de Nemours & Co., Ltd.                                            21,390,675
        169,000  Eastman Chemical Co.                                                             10,203,375
         95,000  PPG Industries, Inc.                                                              5,504,063
                                                                                              --------------
                                                                                                  58,508,551

Computer Services and Software (0.6%)
------------------------------------------------------------------------------------------------------------
        165,000  Computer Associates Intl., Inc.                                                   8,590,313

Conglomerates (1.7%)
------------------------------------------------------------------------------------------------------------
        161,000  Temple Inland, Inc.                                                               9,197,125
        243,800  TRW, Inc.                                                                        13,835,650
                                                                                              --------------
                                                                                                  23,032,775

Consumer Non Durables (3.8%)
------------------------------------------------------------------------------------------------------------
        108,000  Colgate-Palmolive Co.                                                             7,215,750
        376,500  Gallaher Group PLC (United Kingdom)                                               8,071,219
        312,800  Kimberly-Clark Corp.                                                             16,285,150
        493,000  Philip Morris Cos., Inc.                                                         21,445,500
                                                                                              --------------
                                                                                                  53,017,619

Consumer Products (0.8%)
------------------------------------------------------------------------------------------------------------
        284,500  Fortune Brands, Inc.                                                             10,295,344

Electronics and Electrical Equipment (3.2%)
------------------------------------------------------------------------------------------------------------
        283,000  Emerson Electric Co.                                                             15,565,000
        171,000  Intel Corp.                                                                      13,273,875
        412,300  Siebe PLC (United Kingdom)                                                        7,492,851
        152,000  Texas Instruments, Inc.                                                           7,486,000
                                                                                              --------------
                                                                                                  43,817,726

Environmental Control (0.7%)
------------------------------------------------------------------------------------------------------------
        280,200  Browning-Ferris Industries, Inc.                                                  9,999,638

Food and Beverages (4.7%)
------------------------------------------------------------------------------------------------------------
        256,000  Anheuser-Busch Cos., Inc.                                                        11,056,000
        104,000  Dole Food Co.                                                                     5,135,000
        201,000  General Mills, Inc.                                                              14,874,000
        192,000  PepsiCo, Inc.                                                                     7,080,000
        148,000  The Quaker Oats Co.                                                               7,844,000
        174,800  Sara Lee Corp.                                                                    9,242,550
        389,000  Whitman Corp.                                                                    10,235,563
                                                                                              --------------
                                                                                                  65,467,113

Health Care (1.8%)
------------------------------------------------------------------------------------------------------------
        156,000  Merck & Co., Inc.                                                                14,751,750
        196,000  United Healthcare Corp.                                                          10,204,250
                                                                                              --------------
                                                                                                  24,956,000

Hospital Management and Medical Services (0.4%)
------------------------------------------------------------------------------------------------------------
        170,000  Tenet Healthcare Corp. +                                                          5,386,875

Insurance and Finance (18.1%)
------------------------------------------------------------------------------------------------------------
        107,000  Aetna, Inc.                                                                       8,065,125
        168,000  Ahmanson (H.F.) & Co.                                                             9,996,000
        268,000  American General Corp.                                                           14,438,500
        213,800  AON Corp.                                                                        11,318,038
        363,000  Banc One Corp.                                                                   18,649,125
         86,000  BankBoston Corp.                                                                  7,664,750
         85,800  Bankers Trust New York Corp. [UPSIDE DOWN DELTA]                                 10,172,663
         58,000  Beneficial Corp.                                                                  4,502,250
         66,000  Chase Manhattan Corp.                                                             7,169,250
         30,360  CIGNA Corp.                                                                       5,077,710
         73,600  Crestar Financial Corp.                                                           3,781,200
        139,000  Federal National Mortgage Association                                             7,340,938
        202,100  First Chicago NBD Corp.                                                          15,814,325
         66,000  First of America Bank Corp.                                                       3,877,500
        266,900  First Union Corp.                                                                13,011,375
         60,000  Firstar Corp.                                                                     2,340,000
        228,000  Fleet Financial Group, Inc.                                                      15,062,250
         94,000  Hartford Financial Services Group                                                 7,872,500
         81,200  Keycorp                                                                           5,475,925
        124,500  Mercantile Bancorp., Inc.                                                         6,474,000
        110,000  Morgan (J.P.) & Co., Inc.                                                        12,560,625
        252,400  NationsBank Corp.                                                                15,159,775
        244,000  Norwest Corp.                                                                     9,134,750
        325,000  PNC Bank Corp.                                                                   17,489,063
         44,000  Star Banc Corp.                                                                   2,376,000
        215,925  Synovus Financial Corp.                                                           6,896,105
         31,500  USF&G Corp.                                                                         635,906
         75,200  Wachovia Corp.                                                                    5,790,400
         50,000  Washington Mutual, Inc.                                                           3,456,250
                                                                                              --------------
                                                                                                 251,602,298

Medical Supplies and Devices (1.4%)
------------------------------------------------------------------------------------------------------------
        375,200  Baxter International, Inc.                                                       18,994,500

Metals and Mining (1.1%)
------------------------------------------------------------------------------------------------------------
        143,500  Aluminum Co. of America                                                           9,650,375
         24,400  Carpenter Technology Corp.                                                        1,149,850
        224,000  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                  4,466,000
                                                                                              --------------
                                                                                                  15,266,225

Oil and Gas (8.0%)
------------------------------------------------------------------------------------------------------------
        150,000  Amoco Corp.                                                                      13,500,000
        162,300  British Petroleum PLC ADR (United Kingdom)                                       13,470,900
        218,800  Elf Aquitane ADR (France)                                                        12,526,300
        117,000  Enron Corp.                                                                       4,533,750
        116,000  Ente Nazionale Idrocarburi S.P.A. (ENI) ADR (Italy)                               6,735,250
        307,000  Exxon Corp.                                                                      18,727,000
        107,000  Kerr-McGee Corp.                                                                  7,095,438
        278,400  Mobil Corp.                                                                      20,027,400
        265,000  Total Corp. ADR (France)                                                         13,929,063
                                                                                              --------------
                                                                                                 110,545,101

Paper and Forest Products (1.8%)
------------------------------------------------------------------------------------------------------------
         95,000  Chesapeake Corp.                                                                  3,253,750
        414,000  Weyerhaeuser Co.                                                                 21,864,375
                                                                                              --------------
                                                                                                  25,118,125

Pharmaceuticals (4.8%)
------------------------------------------------------------------------------------------------------------
        258,700  American Home Products Corp.                                                     18,076,663
        187,000  Bristol-Myers Squibb Co.                                                         17,507,875
        185,300  Glaxo Wellcome PLC ADR (United Kingdom)                                           8,465,894
        112,000  Johnson & Johnson                                                                 7,049,000
        477,470  Pharmacia & Upjohn, Inc.                                                         16,114,613
                                                                                              --------------
                                                                                                  67,214,045

Photography (0.7%)
------------------------------------------------------------------------------------------------------------
        113,400  Eastman Kodak Co.                                                                 6,874,875
         77,000  Polaroid Corp.                                                                    3,272,500
                                                                                              --------------
                                                                                                  10,147,375

Publishing (0.6%)
------------------------------------------------------------------------------------------------------------
        127,600  McGraw-Hill, Inc.                                                                 8,732,625

REITs (Real Estate Investment Trust) (0.7%)
------------------------------------------------------------------------------------------------------------
        170,000  Duke Realty Investments, Inc.                                                     3,910,000
        114,000  Equity Residential Properties Trust                                               5,700,000
                                                                                              --------------
                                                                                                   9,610,000

Retail (2.0%)
------------------------------------------------------------------------------------------------------------
        279,000  K mart Corp. +                                                                    3,504,938
        260,100  Lowe's Cos., Inc.                                                                11,948,344
        379,200  Toys "R" Us, Inc. +                                                              12,940,200
                                                                                              --------------
                                                                                                  28,393,482

Telecommunications (--%)
------------------------------------------------------------------------------------------------------------
            192  NEXTEL Communications, Inc. 144A                                                      4,606

Transportation (3.9%)
------------------------------------------------------------------------------------------------------------
        104,000  Burlington Northern Santa Fe Corp.                                                9,516,000
        192,000  CSX Corp.                                                                        10,044,000
        157,000  Delta Air Lines, Inc.                                                            17,495,688
        220,400  Ryder System, Inc.                                                                8,003,275
        153,000  Union Pacific Corp.                                                               9,180,000
                                                                                              --------------
                                                                                                  54,238,963

Utilities (11.5%)
------------------------------------------------------------------------------------------------------------
        164,000  American Telephone & Telegraph Co.                                                9,163,500
        191,000  Ameritech Corp.                                                                  14,718,938
         84,000  Baltimore Gas & Electric Co.                                                      2,577,750
        195,036  Bell Atlantic Corp.                                                              17,406,963
        290,000  BellSouth Corp.                                                                  15,877,500
        256,463  Cinergy Corp.                                                                     9,136,494
        209,000  Dominion Resources, Inc.                                                          8,124,875
        260,034  Duke Power Co.                                                                   13,521,768
        109,000  OGE Energy Corp.                                                                  5,545,375
        262,000  Pacific Enterprises                                                               9,268,250
        138,600  Potomac Electric Power Co.                                                        3,430,350
        360,403  SBC Communications, Inc.                                                         26,241,843
        296,000  Southern Co.                                                                      7,104,000
        308,000  Sprint Corp.                                                                     18,037,250
                                                                                              --------------
                                                                                                 160,154,856
                                                                                              --------------
                 Total Common Stocks (cost $1,025,196,145)                                    $1,242,149,206

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.0%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Pass-Through Certificates (1.7%)
------------------------------------------------------------------------------------------------------------
                 Federal Home Loan Mortgage Association
        630,000    8 1/2s, TBA, December 16, 2027                                                    657,361
        114,571    7s, February 15, 2027                                                             109,019
        525,000    7s, TBA, December 15, 2012                                                        531,232
                 Federal National Mortgage Association
        710,000    7s, Dwarf, TBA, December 15, 2012                                                 717,760
        340,000    6 1/2s, December 25, 2008                                                         340,425
      1,792,850    6 1/2s, with due dates from August 1, 2025 to
                   September 1, 2027                                                               1,758,107
        510,000    5.94s, December 12, 2005                                                          501,391
        915,000  Government National Mortgage Association 5 1/2s, TBA,
                   December 16, 2027                                                                 914,570
      1,702,201  Federal Home Loan Mortgage Corp. 5 1/2s, with
                   due dates from March 1, 2011 to April 1, 2011                                   1,633,042
      2,373,670    8 1/2s, with due dates from July 15, 2026 to
                   August 15, 2027                                                                 2,482,696
      3,795,210    7 1/2s, with due dates from January 15, 2027 to
                   October 15, 2027                                                                3,871,117
        619,796    7 3/8s, with due dates from April 20, 2023
                   to May 20, 2024                                                                   639,051
      1,842,160    7 1/8s, with due dates from July 20, 2023 to
                   September 20, 2024                                                              1,894,821
      4,076,414    7s, with due dates from October 15, 2025 to
                   November 15, 2027                                                               4,087,869
        878,699    6s, October 20, 2027                                                              883,642
      1,953,000    5 1/2s, with due dates from October 20, 2027 to
                   November 20, 2027                                                               1,942,634
                                                                                              --------------
                                                                                                  22,964,737

U.S. Treasury Obligations (1.3%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Notes
        385,000    11 7/8s, November 15, 2003 #                                                      499,176
        845,000    11 1/8s, August 15, 2003                                                        1,056,512
      1,170,000    7s, July 15, 2006                                                               1,254,825
        305,000    6 5/8s, May 15, 2007                                                              320,775
      2,290,000    6 1/2s, October 15, 2006                                                        2,381,234
        780,000    6 3/8s, April 30, 1999                                                            786,458
      1,045,000    6 1/4s, February 15, 2007                                                       1,069,986
        470,000    6 1/4s, June 30, 2002                                                             477,050
      2,398,000    6 1/8s, August 15, 2007                                                         2,444,090
      4,690,000    6s, July 31, 2002                                                               4,717,108
        570,000    5 7/8s, September 30, 2002                                                        570,353
      1,160,000    5 7/8s, July 31, 1999                                                           1,161,264
      1,240,000    5 3/4s, October 31, 2002                                                        1,234,767
        790,000    5 5/8s, October 31, 1999                                                          787,527
                                                                                              --------------
                                                                                                  18,761,125
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $41,351,700)                                                         $   41,725,862

CORPORATE BONDS AND NOTES (2.7%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising (--%)
------------------------------------------------------------------------------------------------------------
         50,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                    54,500
         60,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                    63,600
         20,000  Lamar Advertising Co. 144A sr. sub. notes 8 5/8s, 2007                               20,225
         10,000  Outdoor Communications Inc. sr. sub. notes 9 1/4s, 2007                              10,050
         60,000  Outdoor Systems, Inc. company guaranty 8 7/8s, 2007                                  62,100
         65,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                                  72,800
         25,000  Universal Outdoor, Inc. sr. sub. notes Ser. B, 9 3/4s, 2006                          28,000
                                                                                              --------------
                                                                                                     311,275

Aerospace and Defense (0.1%)
------------------------------------------------------------------------------------------------------------
          5,000  Howmet Corp. sr. sub. notes 10s, 2003                                                 5,550
         10,000  K & F Industries, Inc.144A sr. sub. notes 9 1/4s, 2007                               10,138
        765,000  Raytheon Co notes 6.45s, 2002                                                       765,451
         10,000  Sequa Corp. bonds 8 3/4s, 2001                                                       10,100
          5,000  Tracor, Inc. sr. sub. notes 8 1/2s, 2007                                              5,038
         10,000  Wyman-Gordon Co. sr. notes 10 3/4s, 2003                                             10,600
                                                                                              --------------
                                                                                                     806,877

Agriculture (--%)
------------------------------------------------------------------------------------------------------------
        265,000  Potash Corp. of Saskatchewan notes 7 1/8s, 2007 (Canada)                            270,793
         12,786  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 [2 DBL. DAGGERS]               14,065
                                                                                              --------------
                                                                                                     284,858

Apparel (--%)
------------------------------------------------------------------------------------------------------------
         20,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                         21,200

Automotive (--%)
------------------------------------------------------------------------------------------------------------
          9,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                 9,990
        180,000  Chrysler Corp. deb. Ser. B, 7.45s, 2097                                             188,357
         60,000  Hayes Wheels International, Inc. company guaranty Ser. B,
                   9 1/8s, 2007                                                                       61,800
         50,000  Lear Corp. sub. notes 9 1/2s, 2006                                                   54,500
                                                                                              --------------
                                                                                                     314,647

Banks (0.2%)
------------------------------------------------------------------------------------------------------------
        170,000  Abbey National First Capital PLC sub. notes 7.35s, 2049
                   (United Kingdom)                                                                  176,715
        400,000  Advanta National Bank sr. notes 7.02s, 2001                                         400,096
         25,000  Chevy Chase Savings Bank sub. deb. 9 1/4s, 2008                                      25,500
         10,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                 10,200
        300,000  Den Danske Bank 144A sub. notes 6.55s, 2003 (Denmark)                               301,464
         35,000  First Nationwide Holdings sr. sub. notes 10 5/8s, 2003                               39,288
          5,000  Ocwen Federal Bank sub. deb. 12s, 2005                                                5,550
        315,000  Peoples Bank- Bridgeport sub. notes 7.2s, 2006                                      315,844
          5,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                           5,313
        250,000  Riggs National Corp. sub. deb. 8 1/2s, 2006                                         262,103
        300,000  Scotland International Finance 144A sub. notes 8.85s, 2006
                   (Netherlands)                                                                     342,576
        310,000  Sparbanken Sverige AB (Swedbank) 144A sub. 7 1/2s, 2006
                   (Sweden)                                                                          315,803
        230,000  St. Paul Bancorp sr. notes 7 1/8s, 2004                                             232,558
        155,000  State Street Institution 144A company guaranty 7.94s, 2026                          162,476
        285,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                      320,001
        325,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                                      340,984
                                                                                              --------------
                                                                                                   3,256,471

Basic Industrial Products (--%)
------------------------------------------------------------------------------------------------------------
         15,000  Clark-Schwebel sr. notes 10 1/2s, 2006                                               16,200
          5,000  Inter-City Products sr. notes 9 3/4s, 2000                                            5,138
         10,000  Koppers Industries, Inc. 144A sr. sub notes 9 7/8s, 2007                             10,125
          5,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                             5,294
                                                                                              --------------
                                                                                                      36,757

Broadcasting (0.1%)
------------------------------------------------------------------------------------------------------------
         10,000  Acme Television/Finance 144A sr. disc. notes stepped-coupon
                   zero % (10 7/8s, 9/30/00), 2004 ++                                                  7,300
         35,000  Affinity Group Holdings sr. notes 11s, 2007                                          37,188
         25,000  Allbritton Communications sr. sub. deb. Ser. B, 9 3/4s, 2007                         25,188
         25,000  American Radio Systems Corp. company guaranty 9s, 2006                               26,563
         40,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                                  44,450
         25,000  Benedek Broadcasting sr. notes 11 7/8s, 2005                                         28,000
         50,000  Benedek Communications Corp. sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 5/15/01), 2006 ++                                                 36,750
         25,000  Cablevision Systems Corp. sr. sub. deb. 10 1/2s, 2016                                28,563
          5,000  Cablevision Systems Corp. sr. sub. deb. 9 7/8s, 2023                                  5,425
         50,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                     51,000
         10,000  Capstar Broadcasting sr. disc. notes stepped-coupon zero %
                   (12 3/4s, 2/1/02), 2009 ++                                                          7,100
         10,000  Central European Media Enterprises Ltd. sr. notes 9 3/8s, 2004                        9,900
         25,000  Chancellor Media Corp. sr. sub. notes 9 3/8s, 2004                                   26,063
         25,000  Comcast Corp. sr. sub. notes 9 1/2s, 2008                                            26,470
         10,000  Comcast Corp. sr. sub. 9 1/8s, 2006                                                  10,638
         35,000  Commodore Media, Inc. sr. sub. notes stepped-coupon 7 1/2s,
                   (13 1/4s, 5/1/98), 2003 ++                                                         39,200
        305,000  Continental Cablevision, Inc. sr. deb. 9 1/2s, 2013                                 350,997
         60,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                                45,300
          5,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (13 1/4s, 9/30/99), 2004
                   (United Kingdom) ++                                                                 4,425
         65,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                   (United Kingdom) ++                                                                42,575
         30,000  Fox/Liberty Networks LLC 144A sr. notes 8 7/8s, 2007                                 29,775
         25,000  Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                              25,938
          5,000  Gray Communications Systems, Inc. sr. sub. notes 10 5/8s, 2006                        5,325
         60,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                   65,400
         30,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/1/99), 2004 ++                                                  27,450
         25,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                           28,500
          3,000  Radio One Inc. company guaranty stepped-coupon Ser. B, 7s,
                   (12s, 5/15/00), 2004 ++                                                             2,970
          5,000  Rogers Cablesystems Ltd. deb. 10 1/8s, 2012 (Canada)                                  5,400
         50,000  Rogers Cablesystems Ltd. sr. notes Ser. B, 10s, 2005                                 54,750
         10,000  Sinclair Broadcasting Group sr. sub. notes 10s, 2005                                 10,550
         25,000  Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                             25,250
          5,000  Spanish Broadcasting sr. notes Ser. B, 11s, 2004                                      5,500
         25,000  Spanish Broadcasting Systems sr. notes
                   12 1/2s, 2002                                                                      28,875
         65,000  Sullivan Broadcasting sr. sub. notes 10 1/4s, 2005                                   69,388
         30,000  TCI Satellite Entertainment 144A sr. sub. notes 10 7/8s, 2007                        31,050
          5,000  TV Azteca Sa De CV sr. notes 10 1/2s, 2007 (Mexico)                                   5,200
         40,000  UIH Australia/Pacific, Inc. 144A sr. disc. notes stepped-coupon
                   zero % (14s, 5/15/01), 2006 (Australia) ++                                         26,000
                                                                                              --------------
                                                                                                   1,300,416

Building Products (--%)
------------------------------------------------------------------------------------------------------------
         25,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                                     27,750

Building and Construction (--%)
------------------------------------------------------------------------------------------------------------
         35,000  Atrium Companies, Inc. sub. notes 10 1/2s, 2006                                      36,838
          5,000  Building Materials Corp. sr. notes Ser. B, 8 5/8s, 2006                               5,150
          5,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                          6,050
          5,000  Cia Latino Americana 144A company guaranty 11 5/8s, 2004
                   (Argentina)                                                                         5,050
          5,000  Continental Homes Holding Corp. sr. notes 10s, 2006                                   5,375
        210,000  Guangdong Enterprises 144A sr. notes 8 7/8s, 2007 (China)                           206,552
         25,000  M.D.C. Holdings, Inc. notes Ser. B, 11 1/8s, 2003                                    27,750
         10,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                          11,438
                                                                                              --------------
                                                                                                     304,203

Business Equipment and Services (--%)
------------------------------------------------------------------------------------------------------------
         10,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                          10,300
         30,000  Iron Mountain, Inc. sr. sub. notes 10 1/8s, 2006                                     32,550
          5,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                          5,575
         40,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                      45,200
          7,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                            7,963
          5,000  Axiohm Transactions Solutions 144A sr. sub. notes 9 3/4s, 2007                        5,013
                                                                                              --------------
                                                                                                     106,601

Chemicals (--%)
------------------------------------------------------------------------------------------------------------
         15,000  Great Lakes Carbon Corp. sr. notes 10s, 2006                                         16,050
         25,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                      26,063
         15,000  Huntsman Corp. 144A sr. sub. notes FRN 9.187s, 2007                                  15,525
        125,000  Lyondell Petrochemical Co. notes 9 1/8s, 2002                                       136,724
          5,000  NL Industries, Inc. sr. notes stepped-coupon zero %
                   (13s, 10/15/98), 2005 ++                                                            4,963
         10,000  Pharmaceutical Fine Chemicals 144A sr. sub. notes 9 3/4s,
                   2007 (Switzerland)                                                                 10,050
        240,000  Sociedad Quimica Y Minera de Chile S.A. 144A bonds 7.7s,
                   2006 (Chile)                                                                      245,160
          5,000  Sovereign Capital TR I 9s, 2027                                                       5,397
          5,000  Sovereign Specialty Chemical 144A sr. sub. notes 9 1/2s, 2007                         5,138
         10,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/15/01), 2008 ++                                                  6,650
         25,000  Sterling Chemicals, Inc. sr. sub. notes Ser. A, 11 1/4s, 2007                        26,500
          5,000  Union Carbide Global Enterprises sr. sub. notes Ser. B, 12s, 2005                     5,600
                                                                                              --------------
                                                                                                     503,820

Communications (--%)
------------------------------------------------------------------------------------------------------------
         51,187  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 [2 DBL. DAGGERS]                51,827
         55,000  FrontierVision Holdings LP 144A sr. discount notes
                   stepped-coupon zero % (11 7/8s, 9/15/01), 2007 ++                                  38,363
          5,000  Pratama Datakom Asia BV 144A company guaranty
                   12 3/4s, 2005                                                                       4,000
                                                                                              --------------
                                                                                                      94,190

Computer Services and Software (--%)
------------------------------------------------------------------------------------------------------------
          5,000  DecisionOne Corp. sr. sub. notes 9 3/4s, 2007                                         5,125

Conglomerates (--%)
------------------------------------------------------------------------------------------------------------
         10,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                         10,038

Consumer Durable Goods (--%)
------------------------------------------------------------------------------------------------------------
         15,000  Icon Fitness Corp. sr. disc. notes stepped-coupon Ser. B,
                   zero % (14s, 11/15/01), 2006 ++                                                     8,550
         10,000  Remington Products Co. sr. sub. notes Ser. B, 11s, 2006                               8,400
         15,000  Selmer Co., Inc. sr. sub. notes 11s, 2005                                            16,463
                                                                                              --------------
                                                                                                      33,413

Consumer Non Durables (--%)
------------------------------------------------------------------------------------------------------------
         10,000  Carson, Inc. 144A sr. sub. notes 10 3/8s, 2007                                       10,300
          5,000  Foamex, L.P. company guaranty 9 7/8s, 2007                                            5,131
         15,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                        15,450
         80,000  Philip Morris Cos., Inc. deb. 7 3/4s, 2027                                           85,012
         90,000  Philip Morris Cos., Inc. notes 7 1/2s, 2004                                          93,517
        185,000  Philip Morris Cos., Inc. notes 7 1/8s, 2004                                         188,719
         15,000  RJR Nabisco, Inc. notes 8 3/4s, 2005                                                 16,116
                                                                                              --------------
                                                                                                     414,245

Consumer Services (--%)
------------------------------------------------------------------------------------------------------------
         35,000  Boyd Gaming Corp. 144A sr. sub. notes 9 1/2s, 2007                                   36,050
         25,000  Century Communications Corp. sr. notes 8 7/8s, 2007                                  25,313
         60,000  Cinemark USA, Inc. 9 5/8s, 2008                                                      61,800
         15,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                       16,613
         35,000  Coinmach Corp. 144A sr. notes 11 3/4s, 2005                                          38,413
         25,000  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]                26,250
         20,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                  21,725
         30,000  Hollinger International Publishing, Inc. company guaranty
                   9 1/4s, 2007                                                                       30,900
          5,000  Hollinger International Publishing, Inc. company guaranty
                   8 5/8s, 2005                                                                        5,113
         10,000  Host Marriott Corp. sr. notes Ser. B, 9 1/2s, 2005                                   10,550
         10,000  John Q Hammons Hotels, Inc. 1st mtge. 9 3/4s, 2005                                   10,575
         25,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                   25,375
          5,000  Viasystems Inc., 144A sr. sub. notes 9 3/4s, 2007                                     5,175
                                                                                              --------------
                                                                                                     313,852
Electronics and Electrical Equipment (--%)
------------------------------------------------------------------------------------------------------------
         10,000  Argo-Tech Corp. 144A sr. sub. notes 8 5/8s, 2007                                      9,900
          5,000  Celestica International Ltd. sr. sub. notes 10 1/2s,
                   2006 (Canada)                                                                       5,300
          6,998  Cirent Semiconductor, Inc. sr. sub. notes 10.22s, 2002                                7,147
          7,427  Cirent Semiconductor, Inc.144A sr. sub. notes 10.14s, 2004                            7,604
         10,000  DII Group, Inc. 144A sr. sub. notes 8 1/2s, 2007                                      9,875
         10,000  Dobson Communications Corp. 11 3/4s, 2007                                            10,400
          5,000  Fairchild Semiconductor Corp. 144A sr. sub. notes 11.74s, 2008                        5,113
         30,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                           31,350
         10,000  Flextronics International Ltd. 144A sr. sub. notes 8 3/4s, 2007                       9,975
         10,000  Motors and Gears, Inc. sr. notes Ser. B, 10 3/4s, 2006                               10,600
                                                                                              --------------
                                                                                                     107,264

Energy-Related (0.1%)
------------------------------------------------------------------------------------------------------------
         35,000  AES Corp. sr. sub. notes 8 3/8s, 2007                                                34,388
        585,000  Calenergy, Inc. sr. notes 7.63s, 2007                                               585,889
         10,000  Panda Global Energy Co. company guaranty 12 1/2s, 2004                                9,400
        210,000  Quezon Power Ltd. sr. notes 8.86s, 2017 (Philippines)                               181,125
                                                                                              --------------
                                                                                                     810,802

Entertainment (0.3%)
------------------------------------------------------------------------------------------------------------
         60,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                  61,500
         25,000  Aztar Corp. sr. sub. notes 11s, 2002                                                 25,750
         25,000  Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                                  27,250
         10,000  Isle of Capri Black Hawk LLC 144A 1st mortgage 13s, 2004                             10,100
        720,000  News America Holdings, Inc. deb. 7.7s, 2025                                         729,209
        625,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                       629,888
         10,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                      11,100
         60,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005 ++                                                        63,750
        435,000  Time Warner Entertainment Co. notes 8 7/8s, 2012                                    505,444
        680,000  Time Warner Entertainment sr. notes 8 3/8s, 2033                                    761,274
        580,000  Time Warner Entertainment, Inc. deb. 7 1/4s, 2008                                   592,627
                                                                                              --------------
                                                                                                   3,417,892

Environmental Control (--%)
------------------------------------------------------------------------------------------------------------
         10,000  Allied Waste Industries, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (11.3s, 6/1/02), 2007 ++                                      6,875

Food and Beverages (--%)
------------------------------------------------------------------------------------------------------------
          5,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                5,250
         60,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                             60,900
          5,000  Del Monte Corp. sr. sub. notes Ser. B, 12 1/4s, 2007                                  5,450
          5,000  Fleming Companies, Inc. 144A sr. sub. notes 10 1/2s, 2004                             5,200
         25,000  Ralphs Grocery Co. sr. notes 10.45s, 2004                                            28,156
          5,000  Ralphs Grocery Co. company guaranty 10.45s, 2004                                      5,631
         10,000  Southern Foods Group 144A sr. sub. notes 9 7/8s, 2007                                10,400
         10,000  Stater Brothers sr. notes 11s, 2001                                                  11,050
         25,000  Stater Brothers Holdings sr. sub. notes 9s, 2004                                     26,000
                                                                                              --------------
                                                                                                     158,037
Health Care (--%)
------------------------------------------------------------------------------------------------------------
         10,000  Genesis Eldercare 144A sr. sub. notes 9s, 2007                                        9,725
         25,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                            25,313
         20,000  Integrated Health Services, Inc. 144A sr. sub. notes 9 1/2s, 2007                    20,200
         20,000  Integrated Health Services, Inc. 144A sr. sub. notes 9 1/4s, 2008                    19,950
         30,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                   34,800
         40,000  Paragon Health Networks, Inc. 144A sr. sub. notes 9 1/2s, 2007                       39,800
         25,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                                25,750
        255,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                           257,550
          5,000  Twin Laboratories, Inc. company guaranty 10 1/4s, 2006                                5,400
                                                                                              --------------
                                                                                                     438,488

Insurance and Finance (0.7%)
------------------------------------------------------------------------------------------------------------
        470,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                      442,082
        245,000  AFC Capital Trust company guaranty Ser. B, 8.207s, 2027                             268,839
        130,000  Allstate Financing II company guaranty 7.83s, 2045                                  133,137
        185,000  American General Institute 144A company guaranty 8 1/8s, 2046                       199,095
          5,000  Colonial Capital I company guaranty 8.92s, 2027                                       5,300
        365,000  Conseco Inc. sr. notes 10 1/2s, 2004                                                435,146
         10,000  Dine S.A. de C.V. 144A company guaranty 8 3/4s, 2007
                   (Luxembourg)                                                                        9,725
          5,000  Dollar Financial Group, Inc. sr. notes Ser. A, 10 7/8s, 2006                          5,325
         10,000  Espirito Santo Centrais 144A sr. notes 10s, 2007 (Luxembourg)                         9,600
        490,000  Executive Risk Capital Trust company guaranty Ser. B,
                   8.675s, 2027                                                                      524,829
        300,000  Finova Capital Corp. notes 9 1/8s, 2002                                             328,428
        120,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                               125,274
        280,000  Firstar Capital Trust I company guaranty Ser. B, 8.32s, 2026                        299,396
        265,000  Greenpoint Bank sr. notes 6.7s, 2002                                                265,284
        125,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                              135,950
          5,000  Imperial Credit Capital Trust I 144A company guaranty
                  10 1/4s, 2002                                                                        4,925
         10,000  Intertek Finance PLC sr. sub. notes 10 1/4s, 2006                                    10,500
        425,000  Lehman Bros Holdings, Inc. med. term notes 6.4s, 1999                               425,714
        260,000  Markel Capital Trust I 8.71s, 2046                                                  275,600
      1,250,000  Money Store, Inc. notes 8.05s, 2002                                               1,284,850
          5,000  Netia Holdings B.V. 144A company guaranty 10 1/4s, 2007
                  (Poland)                                                                             4,738
         10,000  North Fork Capital Trust I company guaranty 8.7s, 2026                               10,769
         10,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                 10,750
        125,000  Orange Cogen Funding 144A company guaranty 8.175s, 2022                             133,363
        100,000  Peoples Heritage Capital Trust company guaranty Ser. B,
                  9.06s, 2027                                                                        108,772
        320,000  Phoenix Home Life Mutual Insurance Co. 144A notes
                  6.95s, 2006                                                                        323,040
          5,000  Polytama International notes 11 1/4s, 2007                                            4,400
          5,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                              5,278
         10,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                                     10,466
        400,000  Salomon, Inc. sr. notes 7.3s, 2002                                                  410,112
        220,000  Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                        238,821
        335,000  Sampoerna International Finance Co. 144A company guaranty
                  8 3/8s, 2006 (Indonesia)                                                           302,321
        295,000  Sears, Roebuck Co., med. term notes 8.99s, 2012                                     356,531
        495,000  Societe Generale 144A notes 7.85s, 2049 (France)                                    516,334
        215,000  Southern Investments Service Co. sr. notes 6.8s, 2006
                   (United Kingdom)                                                                  215,585
        165,000  State Development Bank of China notes 7 3/8s, 2007 (China)                          163,530
        530,000  Tig Capital Trust I 144A bonds 8.597s, 2027                                         566,867
        315,000  Trenwick Capital Trust I company guaranty 8.82s, 2037                               330,936
          5,000  Vicap SA. 144A company guaranty 10 1/4s, 2002 (Mexico)                                5,138
                                                                                              --------------
                                                                                                   8,906,750

Medical Supplies and Devices (--%)
------------------------------------------------------------------------------------------------------------
         15,000  ALARIS Medical, Inc. company guaranty 9 3/4s, 2006                                   15,825
         25,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                        27,938
         10,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                              11,150
         25,000  Imagyn Medical Technologies 12 1/2s, 2004                                            23,875
          5,000  Kinetic Concepts, Inc. 144A sr. sub. notes 9 5/8s, 2007                               5,038
         60,000  Wright Medical Technology, Inc.  notes Ser. C,
                   11 3/4s, 2000                                                                      60,900
                                                                                              --------------
                                                                                                     144,726

Metals and Mining (0.1%)
------------------------------------------------------------------------------------------------------------
         10,000  Anker Coal Group, Inc. 144A sr. notes 9 3/4s, 2007                                   10,050
         10,000  Armco, Inc. sr. notes 9s, 2007                                                        9,875
          5,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                  5,325
        125,000  Freeport-McMoRan Copper & Gold Co., Inc. sr. notes
                   7 1/2s, 2006                                                                      123,721
         20,000  Hylsa S.A. de C.V. 144A bonds 9 1/4s, 2007 (Mexico)                                  19,550
         10,000  Maxxam Group Holdings, Inc. sr. notes Ser. B, 12s, 2003                              10,800
        190,000  Noranda, Inc. deb. 7s, 2005 (Canada)                                                192,134
        221,000  PT Alatief Freeport sr. notes 9 3/4s, 2001 (Netherlands)                            238,928
         20,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                            21,000
                                                                                              --------------
                                                                                                     631,383

Oil and Gas (0.1%)
------------------------------------------------------------------------------------------------------------
         10,000  Abraxas Petroleum Corp. sr. notes Ser. B, 11 1/2s, 2004                              10,800
          5,000  CIA Naviera Perez Companc S.A. 144A bonds 9s,
                   2004 (Argentina)                                                                    5,075
         10,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                         9,975
         25,000  Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s, 2005 (Canada)                     27,125
        205,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006 (Canada)                          222,593
         10,000  Panaco, Inc. 144A sr. notes 10 5/8s, 2004                                             9,950
         10,000  Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006                                 10,700
        175,000  Petro Geo-Services notes 7 1/2s, 2007 (Norway)                                      183,839
          5,000  Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 5,350
        295,000  Saga Petroleum ASA deb. 7 1/4s, 2027 (Norway)                                       299,741
          5,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                          5,038
         55,000  Transamerican Energy 144A sr. disc. notes stepped-coupon
                  zero % (13s 6/15/00), 2002 ++                                                       44,688
         20,000  Transamerican Energy 144A sr. notes 11 1/2s, 2002                                    20,000
         23,000  TransTexas Gas Corp. sr. sub. notes Ser. D, 13 3/4s, 2001                            25,760
         10,000  Trico Marine Services, Inc. company guaranty Ser. B, 8 1/2s, 2005                    10,150
         10,000  Trico Marine Services, Inc. 144A company guaranty Ser. C,
                   8 1/2s, 2005                                                                       10,075
                                                                                              --------------
                                                                                                     900,859
Packaging and Containers (--%)
------------------------------------------------------------------------------------------------------------
          5,000  Huntsman Packaging Corp. 144A sr. sub. notes 9 1/8s, 2007                             5,138
         10,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                     9,850
         10,000  Radnor Holdings Corp. 144A sr. notes Ser. B, 10s, 2003                               10,300
          5,000  Radnor Holdings, Inc. sr. notes 10s, 2003                                             5,175
                                                                                              --------------
                                                                                                      30,463

Paper and Forest Products (--%)
------------------------------------------------------------------------------------------------------------
         30,000  Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                                              33,182
         15,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                              16,050
        151,000  Pindo Deli Finance Mauritius Ltd. 144A company guaranty
                  10 3/4s, 2007 (India)                                                              139,675
         20,000  PT Pabrik Kertas Tjiwi Kimia 144A company guaranty 10s,
                   2004 (Indonesia)                                                                   18,300
                                                                                              --------------
                                                                                                     207,207

Patient Care (--%)
------------------------------------------------------------------------------------------------------------
         30,000  Sun Healthcare Group, Inc. sr. sub. notes 9 1/2s, 2007                               30,525

Pharmaceuticals (--%)
------------------------------------------------------------------------------------------------------------
         10,000  ICN Pharmaceuticals, Inc. sr. notes 9 1/4s, 2005                                     10,500

Publishing (--%)
------------------------------------------------------------------------------------------------------------
         10,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                          10,850
         10,000  Garden State Newspapers 144A sr. sub. notes 8 3/4s, 2009                              9,850
                                                                                              --------------
                                                                                                      20,700

REITs (Real Estate Investment Trust) (0.2%)
------------------------------------------------------------------------------------------------------------
        235,000  Chelsea GCA Realty, Inc. notes 7 1/4s, 2007                                         235,681
        345,000  First Industrial Realty Trust, Inc. notes 7.6s, 2007                                357,693
        120,000  Health Care Property Investors, Inc. sr. notes 6 1/2s, 2006                         118,438
        585,000  National Health Investors, Inc. bonds 7.3s, 2007                                    596,688
        510,000  OMEGA Healthcare Investors, Inc. notes 6.95s, 2007                                  502,595
         10,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                      10,650
        205,000  Sun Communities, Inc. sr. notes 7 5/8s, 2003                                        213,280
         15,000  Tanger Properties Ltd. Partnership gtd. notes 8 3/4s, 2001                           15,583
                                                                                              --------------
                                                                                                   2,050,608

Real Estate (0.1%)
------------------------------------------------------------------------------------------------------------
         55,000  HMH Properties, Inc. company guaranty Ser. B, 8 7/8s, 2007                           56,650

Recreation (--%)
------------------------------------------------------------------------------------------------------------
         50,000  Coast Hotels & Casinos, Inc. company guaranty Ser. B, 13s, 2002                      56,250
         10,000  Empress River Casino sr. notes 10 3/4s, 2002                                         10,700
         25,000  Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                                       25,500
         25,000  Mohegan Tribal Gaming Auth. sr. notes Ser. B, 13 1/2s, 2002                          32,125
         25,000  Showboat Marina Casino 1st mtge. Ser. B, 13 1/2s, 2003                               28,563
         25,000  Sun International Hotels Ltd. company guaranty 9s, 2007                              25,750
         45,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                   44,550
                                                                                              --------------
                                                                                                     223,438

Retail (--%)
------------------------------------------------------------------------------------------------------------
         10,000  Ameriserve Food Co. 144A sr. notes 8 7/8s, 2006                                      10,000
        295,000  Federated Department Stores sr. notes 8 1/2s, 2003                                  319,627
         25,000  Jitney-Jungle Stores company guaranty 12s, 2006                                      28,250
         10,000  Johns Manville International Group sr. notes 10 7/8s, 2004                           11,200
         10,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                           10,700
          5,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                      5,350
          5,000  William Carter Co. sr. sub. notes Ser. A, 10 3/8s, 2006                               5,175
         10,000  Zale Corp. 144A sr. notes 8 1/2s, 2007                                                9,925
                                                                                              --------------
                                                                                                     400,227

Satellite Services (--%)
------------------------------------------------------------------------------------------------------------
         5,000   Echostar DBS Corp. 144A company guaranty 12 1/2s, 2002                                5,319
        10,000   Esat Holdings Ltd. sr. notes stepped-coupon zero %
                   (12 1/2s, 2/01/02), 2007 (Ireland) ++                                               7,000
        15,000   Globalstar L.P. Capital 11 3/8s, 2004                                                15,113
                                                                                              --------------
                                                                                                      27,432

Specialty Consumer Products (--%)
------------------------------------------------------------------------------------------------------------
         10,000  Coty Inc. gtd. sr. sub. notes 10 1/4s, 2005                                          10,675
          5,000  GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                                        5,125
         15,000  Herff Jones, Inc. sr. sub. notes 11s, 2005                                           16,275
                                                                                              --------------
                                                                                                      32,075

Telecommunications (0.2%)
------------------------------------------------------------------------------------------------------------
         10,000  Advanced Radio Telecom Corp. sr. notes 14s, 2007                                      9,500
         15,000  American Communications Services, Inc. sr. disc. notes
                   stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                                   10,575
         10,000  Antenna TV S.A. 144A sr. notes 9s, (Greece) 2007                                      9,800
         10,000  Barak ITC 144A sr. disc. notes stepped-coupon zero %
                   (12 1/2s, 11/15/02), 2007 (Israel) ++                                               5,525
         25,000  Celcaribe S.A. sr. notes stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                                        25,625
         25,000  Cencall Communications Corp. sr. disc. notes stepped-coupon
                   zero % (10 1/8s, 1/15/99), 2004 ++                                                 21,844
         10,000  Centennial Cellular Corp. sr. notes 8 7/8s, 2001                                     10,150
DEM     625,000  Colt Telecommunications Group PLC sr. notes 8 7/8s,
                   2007 (United Kingdom)                                                             354,047
         10,000  Comcast Cellular Holdings sr. notes Ser. B, 9 1/2s, 2007                             10,350
        175,000  Compania Telecom Chile notes 7 5/8s, 2006 (Chile)                                   180,157
         10,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                      11,250
         30,000  Fox Kids Worldwide, Inc. 144A sr. discount notes
                   stepped-coupon zero % (10 1/4s, 11/1/02), 2007 ++                                  17,175
         40,000  Fox Kids Worldwide, Inc. 144A sr. notes 9 1/4s, 2007                                 38,100
          5,000  Frontiervision Operating Partners L.P. sr. sub. notes 11s, 2006                       5,425
         10,000  FWT, Inc. 144A sr. sub. notes 9 7/8s, 2007                                           10,025
         25,000  Hyperion Telecommunication Corp. sr. disc. notes
                  stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 ++                               17,125
         20,000  Hyperion Telecommunications, Inc. sr. notes Ser. B, 12 1/4s, 2004                    21,400
         25,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                  (13 1/2s, 9/15/00), 2005 ++                                                         20,000
         35,000  Intelcom Group (USA), Inc. company guaranty
                  stepped-coupon zero % (12 1/2s, 5/1/01), 2006 ++                                    25,725
         20,000  Interact Systems, Inc. sr. disc. notes stepped-coupon zero %
                  (14s, 8/1/99), 2003 ++                                                               7,600
         25,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                  (12s, 5/1/01), 2006 ++                                                              17,844
         75,000  Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                  Ser. B, zero % (11 1/4s, 7/15/02), 2007 ++                                          51,375
         45,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                  zero % (11 1/2s, 2/01/01), 2006 ++                                                  33,975
         15,000  Iridium LLC/Capital Corp. company guaranty Ser. B, 14s, 2005                         16,050
         40,000  Iridium LLC/Capital Corp. 144A sr. notes 11 1/4s, 2005                               38,700
          5,000  ITC Deltacom, Inc. sr. notes 11s, 2007                                                5,363
          5,000  L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                         5,400
        665,000  LCI International, Inc. sr. notes 7 1/4s, 2007                                      681,552
         10,000  McCaw International Ltd sr. discount notes stepped-coupon
                  zero % (13s, 4/15/02), 2007 ++                                                       5,875
         15,000  McLeodUSA, Inc. sr. disc. notes stepped-coupon zero %
                  (10 1/2s, 3/1/02), 2007 ++                                                          10,275
          5,000  Metronet Communications 144A sr. disc. notes
                   stepped-coupon zero % (10 3/4s, 2002), 2007 ++                                      2,913
         80,000  Millicom International Cellular S.A. sr. disc. notes stepped-
                  coupon zero % (13 1/2s, 6/1/01), 2006 (Luxembourg) ++                               58,400
         15,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                              17,138
         50,000  NEXTEL Communications, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (10.65s, 9/15/02), 2007 ++                                   30,375
        100,000  NEXTEL Communications, Inc. 144A sr. disc. notes
                  stepped-coupon zero % (9 3/4s, 10/31/02), 2007 ++                                   57,750
         65,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                   zero % (9 3/4s, 2/15/99), 2004 ++                                                  56,063
         15,000  Nextlink Communications sr. notes 12 1/2s, 2006                                      17,025
         15,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                              15,900
         10,000  Orbcomm Global Capital Corp. sr. notes Ser. B, 14s, 2004                             10,650
          5,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                             4,350
         25,000  Paging Network, Inc. sr. sub. notes 10s, 2008                                        25,688
         25,000  Pricellular Wireless Corp. sr. notes 10 3/4s, 2004                                   27,125
         30,000  RCN Corp. Step 144A zero %
                   (11 1/8s,10/15/07), 2007 ++                                                        17,625
          5,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                              5,625
          5,000  Sygnet Wireless, Inc. sr. notes 11 1/2s, 2006                                         5,350
         25,000  Teleport Communications Group Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                                   19,813
         50,000  Teleport Communications Group, Inc. sr.notes 9 7/8s, 2006                            55,000
          5,000  Telesystem International Wireless Inc. 144A sr. disc. notes
                   stepped-coupon zero % (10 1/2s, 11/1/02), 2007 (Canada) ++                          2,725
         30,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                               30,000
         15,000  Winstar Communications. Inc. 144A sr. sub. notes zero %, 2007                        17,475
         25,000  Winstar Equipment Corp. company guaranty 12 1/2s, 2004                               27,250
        795,000  WorldCom, Inc. notes 7 3/4s, 2007                                                   845,920
                                                                                              --------------
                                                                                                   3,027,967

Telephone Utilities (--%)
------------------------------------------------------------------------------------------------------------
         20,000  BTI Telecom Corp. 144A sr. notes 10 1/2s, 2007                                       19,900

Textiles (--%)
------------------------------------------------------------------------------------------------------------
          5,000  Glenoit Corp. 144A sr. sub. notes 11s, 2007                                           5,400
          5,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                 4,913
         10,000  Polysindo International Finance company guaranty 11 3/8s,
                   2006 (Indonesia)                                                                   10,050
         10,000  Tultex Corp. sr. notes 10 5/8s, 2005                                                 10,825
                                                                                              --------------
                                                                                                      31,188

Transportation (0.2%)
------------------------------------------------------------------------------------------------------------
         5,000  Atlantic Express, Transportation Corp.144A company guaranty
                  10 3/4s, 2004                                                                        5,250
         5,000  Blue Bird Body Co. sr. sub. notes Ser. B, 10 3/4s, 2006                                5,325
       325,000  Burlington Northern Santa Fe notes 6 3/8s, 2005                                      320,307
        10,000  Consorcio/MCII Holdings sec. notes stepped-coupon zero %
                  (12s, 11/15/98), 2002 ++                                                             9,075
       110,000  Continental Airlines pass thru cert. Ser. 97CI, 7.42s, 2007                          113,535
       315,000  CSX Corp. deb. 7.95s, 2027                                                           351,291
        35,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                     35,700
        10,000  Hermes Europe Railtel 144A sr. notes 11 1/2s,
                  2007 (Netherlands)                                                                  10,950
        10,000  International Shipholding Corp. sr. notes 9s, 2003                                    10,213
        10,000  Johnstown America Industries, Inc. 144A sr. sub. notes
                  11 3/4s, 2005                                                                       10,875
        20,000  Kitty Hawk, Inc. 144A sr. notes 9.95s, 2004                                           20,075
       715,000  Norfolk Southern Corp. bonds 7.8s, 2027                                              786,822
       610,000  Norfolk Southern Corp. bonds 7.05s, 2037                                             635,590
        10,000  TFM S.A. de C.V. 144A company guaranty stepped-coupon
                   zero % (11 3/4s, 6/15/02), 2009 (Mexico) ++                                         6,600
                                                                                              --------------
                                                                                                   2,321,608

Utilities (0.4%)
------------------------------------------------------------------------------------------------------------
        240,000  Arizona Public Service Co. sr. notes 6 3/4s, 2006                                   242,246
        260,000  California Energy Corp. disc. notes 10 1/4s, 2005                                   284,076
        195,000  Citizens Utilities Co. bonds 7.68s, 2034                                            221,325
        140,000  CMS Energy Corp. sr. notes 8 1/8s, 2002                                             143,587
        280,000  Connecticut Light & Power Co. 1st mtge. Ser. A, 7 7/8s, 2001                        283,486
        100,000  Edison Mission Energy 144A company guaranty 7.33s, 2008                             103,761
        303,000  EIP Funding-Public Service Co. of New Mexico deb.
                   10 1/4s, 2012                                                                     340,054
          5,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                     5,434
        385,000  El Paso Electric Co. 1st mtge. Ser. B, 7 3/4s, 2001                                 390,640
        690,000  Enersis S.A. notes 7.4s, 2016 (Chile)                                               685,467
        190,000  Enersis S.A. notes 6.6s, 2026 (Chile)                                               186,341
         10,000  First PV Funding deb. 10.15s, 2016                                                   10,720
        215,000  Illinova Corp. sr. notes 7 1/8s, 2004                                               218,455
        255,000  Israel Electric Corp., Ltd. 144A sr. notes 7 1/4s, 2006 (Israel)                    258,202
        101,415  Midland Funding Corp. I deb. 10.33s, 2002                                           110,719
         10,000  Midland Funding Corp. II deb. Ser. A, 11 3/4s, 2005                                  11,955
         20,000  Niagara Mohawk Power Corp. med. term notes 9.95s, 2000                               20,079
         79,696  Northeast Utilities System notes Ser. A, 8.58s, 2006                                 78,887
        193,795  Northeast Utilities System notes Ser. B, 8.38s, 2005                                193,928
        250,000  Texas New-Mexico Power Utilities 1st mtge. 9 1/4s, 2000                             265,135
        400,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                              412,612
        345,000  Texas Utilities Electric Capital Trust V company guaranty
                   8.175s, 2037                                                                      361,118
        590,000  US West Capital Funding, Inc. company guaranty 6.95s, 2037                          600,237
                                                                                              --------------
                                                                                                   5,428,464
                                                                                              --------------
                 Total Corporate Bonds and Notes (cost $36,861,885)                           $   37,587,766

FOREIGN GOVERNMENT BONDS AND NOTES (0.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
USD     405,000  Argentina (Republic of) bonds Ser. PRE 1,
                   FRB 3.205s, 2001                                                           $      408,201
USD     311,000  Bank of Foreign Economic Affairs of Russia
                   (Vnesheconombank) FRN Libor plus 13/16s,
                   2020 + ## +++                                                                     177,270
DEM   2,710,000  Germany (Federal Republic of) bonds Ser. 97,
                   6 1/2s, 2027                                                                    1,631,864
NZD     605,000  New Zealand (Government of) bonds 10s, 2002                                         415,554
NZD   2,470,000  New Zealand (Government of) bonds 8s, 2004                                        1,613,597
USD     626,000  Peru (Government of) 144A Ser. US, 4s, 2017                                         386,555
USD     195,000  Poland (Government of) deb. 3 1/4s, 2014                                            164,775
USD   1,050,000  Quebec (Province of) deb. Ser. NM, 7 1/8s, 2024                                   1,067,997
ZAR  10,740,000  South Africa (Republic of) bonds Ser. 153, 13s, 2010                              2,039,870
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $8,045,999)                                                          $    7,905,683

CONVERTIBLE PREFERRED STOCKS (0.4%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
       169,000  Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                              $    3,855,313
           200  Granite Broadcasting $1.938 cv. pfd.                                                   9,600
        31,000  K mart Financing $3.875 cv. pfd.                                                   1,716,625
                                                                                              --------------
                 Total Convertible Preferred Stocks (cost $5,365,276)                         $    5,581,538

COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $   135,363  Chase Mortgage Finance Corp. Ser. 93-3,
                  Class B13, 7.461s, 2024                                                     $      110,278
       440,000  First Union Lehman Brothers 1997-c2 A3, 6.65s, June 18, 2008                         440,000
       209,810  GE Capital Mortgage Services, Inc. 144A Ser. 94-12, Class B3,
                  6s, March 25, 2009                                                                 189,551
                Housing Securities Inc.
        98,498    Ser. 91-B, Class B6, 9s, August 25, 2006                                            98,436
       313,117    Ser. 93-F, Class F9M2, 7s, September 25, 2023                                      304,507
        18,853    Ser. 93-J, Class J4, 6.66s, January 25, 2009                                        17,657
        20,649    Ser. 93-J, Class J5, 6.66s, January 25, 2009                                        17,145
        21,205    Ser. 94-1, Class AB1, 6 1/2s, March 25, 2009                                        19,661
                Prudential Home Mortgage Securities 144A
        52,461    Ser. 93-31, Class B2, 6s, August 25, 2000                                           43,612
        90,113    Ser. 94-A, Class 4B, 7 1/2s, June 25, 2007                                          82,453
        95,820    Ser. 94-D, Class B4, 6.312s, August 28, 2009                                        84,082
        79,090    Ser. 92-25, Class B3, 8s +, August 15, 2022                                         76,297
        89,202    Ser. 94-31, Class B3, 8s. November 25, 2009                                         89,006
       294,822    Ser. 94-A, Class 4B, 6.802s, April 28, 2024                                        286,253
       202,240    Ser. 94-D, Class 3B, 6.311s, August 28, 2009                                       189,600
       305,499    Ser. 95-C, Class B1, 7.815s, October 28, 2001                                      305,164
       454,278    Ser. 95-D, Class 5B, 7.54s, October 28, 2025                                       345,252
       199,849  Ryland Mortgage Securities Corp. Ser. 94-7C, Class B2, 7.358s,
                  August 25, 2025                                                                    208,031
                                                                                              --------------
                 Total Collateralized Mortgage Obligations (cost $2,672,063)                  $    2,906,985

CONVERTIBLE BONDS AND NOTES (0.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
 $        5,000  APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                    (United Kingdom)                                                          $        4,425
         10,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                        6,363
JPY 150,000,000  Toyota Motor Corp. cv. deb. 1.2s, 1998 (Japan)                                    2,248,004
         25,000  Winstar Communications. Inc. 144A cv. sr. disc. notes
                    stepped-coupon zero % (14s, 10/15/00), 2005 ++                                    26,500
                                                                                              --------------
                 Total Convertible Bonds and Notes (cost $1,715,433)                          $    2,285,292

BRADY BONDS (0.1%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $     3,780  Argentina (Republic of) deb. FRB 6.688s, 2005                                 $        3,341
         4,420  Brazil (Government of) Ser. EI-L, FRB 6.688s, 2006                                     3,740
       476,000  Philippines (Government of) Ser. B, FRB 6 1/4s, 2017                                 397,460
       415,000  United Mexican States Ser. C, FRB 6.820s, 2019                                       378,169
                                                                                              --------------
                Total Brady Bonds (cost $802,697)                                             $      782,710

MUNICIPAL BONDS AND NOTES (--%) * (cost $355,000)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $   355,000  NJ Econ. Dev. Auth. Rev. Bonds, Ser. A, MBIA
                   7.425s, 2/15/29                                             Aaa            $      385,580

PREFERRED STOCKS (--%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
              1  American Radio Systems, Inc. $11.375 pfd.                                    $          120
            137  Cablevision Systems Corp. Ser. M, $11.125 dep. shs. pfd. [2 DBL. DAGGERS]            15,687
            153  Chancellor Media Corp. $12.00 pfd. [2 DBL. DAGGERS]                                  18,054
            100  Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                         5,100
            150  Citadel Broadcasting, Inc. 144A $13.25                                               17,250
             10  Echostar Communications Corp. 144A 12.125%                                           10,275
            272  El Paso Electric Co. $11.40 pfd [2 DBL. DAGGERS]                                     29,920
             15  Fresenius Medical Care AG Ser. D, 9% pfd. (Germany)                                  15,637
             25  Intermedia Communication Ser. B, 13.50% pfd.                                         29,750
            358  Nextlink Communications, Inc. $7.00 pfd.                                             21,480
            292  Public Service Co. of New Hampshire $2.65 1st mtge. pfd.                              7,446
            335  SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                         39,530
             10  Spanish Broadcasting Systems 14.25% cum. pfd.                                        10,600
             50  Time Warner, Inc. Ser. M, 10.25% pfd.                                                57,000
                                                                                              --------------
                 Total Preferred Stocks (cost $261,430)                                       $      277,849

UNITS (--%) *
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
            70  Cellnet Data Systems, Inc. 144A units stepped-coupon zero %
                  (14s, 10/01/02), 2007 ++                                                    $       35,558
            10  Club Regina Resorts, Inc.144A units                                                   10,000
            10  Colt Telecommunications Group PLC units stepped-coupon
                  zero % (12s, 12/15/01), 2006 (United Kingdom) ++                                     7,650
            10  Conecel Holdings 144A units 14s, 2000                                                 10,000
            25  Fitzgerald Gaming Co. units 13s, 2002                                                 25,250
            25  Knology Holdings, Inc. 144A units stepped-coupon
                  zero % (11 7/8s, 2002), 2007 ++                                                     12,875
             5  Stone Container Corp. units sr. sub. 12 1/4s, 2002                                     5,188
                                                                                              --------------
                 Total Units (cost $93,597)                                                   $      106,521

WARRANTS (--%) +*                                                              EXPIRATION
NUMBER OF WARRANTS                                                             DATE                    VALUE
------------------------------------------------------------------------------------------------------------
           150  Advanced Radio Telecommunications                              2/15/07        $        1,872
            10  Esat Holdings, Inc. (Ireland)                                  1/1/04                    350
            15  Globalstar Telecom 144A                                        2/15/04                 1,800
            25  Hyperion Telecommunications                                    4/15/01                 1,500
            20  Interact Systems, Inc.                                         8/1/03                      5
            25  Intermedia Communications                                      6/1/00                  1,875
            10  McCaw International Ltd.                                       4/15/07                     3
           335  Nextlink Communications, Inc. 144A                             2/1/09                      3
            10  Spanish Broadcasting Systems 144A                              6/30/99                 2,350
            10  Sterling Chemicals Holdings                                    8/15/08                   380
            25  Urohealth Systems, Inc. 144A                                   4/10/04                   125
                                                                                              --------------
                 Total Warrants (cost $8,691)                                                 $       10,263

PURCHASED OPTIONS OUTSTANDING (--%)* (COST $7,630)
                                                                               EXPIRATION
CONTRACT                                                                       DATE/
AMOUNT                                                                         STRIKE PRICE            VALUE
------------------------------------------------------------------------------------------------------------
$    1,400,000  U.S. Dollars in exchange for Japanese Yen (put)                Dec 97/
                                                                               121.22 JPY     $          630

SHORT-TERM INVESTMENTS (3.9%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         25,000,000  Fed Home Loan Mortgage Corp. 5.41s,
                       12/10/97                                                               $   24,966,187
TRL  63,480,000,000  Turkey Treasury bills zero %, September 16, 1998                                166,807
TRL  80,840,000,000  Turkey Treasury bills zero %, July 29, 1998                                     232,538
TRL  27,994,000,000  Turkey Treasury bills zero %, June 4, 1998                                      224,615
         27,994,000  Interest in $453,820,000 joint repurchase agreement dated November 28, 1997 with JP Morgan due
                       December 1, 1997 with respect to various
                       U.S. Treasury obligations -- maturity value of
                       $28,007,227 for an effective yield of 5.67%                                28,007,227
                                                                                              --------------
                 Total Short-Term Investments (cost $53,597,374)                              $   53,597,374
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,176,334,602) ***                                  $1,395,303,259
------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at November 30, 1997
(aggregate face value $14,583,553)
                                                                     Unrealized
                                     Aggregate Face   Delivery     Appreciation/
                    Market Value          Value         Date      (Depreciation)
----------------------------------------------------------------------------------------
Deutschemarks        $5,465,129        $5,483,262      12/17/97      $(18,133)
Indonesian Rupiah     1,024,686         1,043,298      12/17/97       (18,612)
Italian Lira          1,930,768         1,899,105      12/17/97        31,663
Japanese Yen          2,678,599         2,855,979      12/17/97      (177,380)
Mexican Peso            120,171           116,055       5/12/98         4,116
Mexican Peso            149,171           145,068       5/11/98         4,103
Philippines Peso        215,212           221,630       3/25/98        (6,418)
Polish Zolty            317,611           339,919        6/5/98       (22,308)
Swedish Krona         1,701,437         1,728,987      12/17/97       (27,550)
Swiss Franc             408,084           400,621      12/17/97         7,463
Venezuelan Bolivar       81,376            82,582       6/19/98        (1,206)
Venezuelan Bolivar      268,653           267,047        6/5/98         1,606
----------------------------------------------------------------------------------------
                                                                    $(222,656)
----------------------------------------------------------------------------------------



Forward Currency Contracts to Sell at November 30, 1997
(aggregate face value $18,119,885)
                                                                     Unrealized
                         Market       Aggregate Face   Delivery     Appreciation/
                         Value            Value          Date      (Depreciation)
----------------------------------------------------------------------------------------
British Pounds        $   74,932      $   70,381        6/5/98       $  (4,551)
Deutschemarks          6,828,873       6,880,982      12/17/97          52,109
Deutschemarks            262,962         254,409        6/5/98          (8,553)
Italian Lira           1,982,455       1,944,615      12/17/97         (37,840)
Japanese Yen           3,010,168       3,130,178      12/17/97         120,010
Japanese Yen           1,199,291       1,515,878       1/28/98         316,587
New Zealand Dollar     2,065,885       2,121,900      12/17/97          56,015
South African Rand     1,746,459       1,770,904      12/17/97          24,445
Swiss Franc              437,660         430,638      12/17/97          (7,022)
----------------------------------------------------------------------------------------
                                                                      $511,200
----------------------------------------------------------------------------------------



Futures Contracts Outstanding at November 30, 1997
                                                                     Unrealized
                                      Aggregate Face   Expiration   Appreciation/
                      Total Value         Value          Date      (Depreciation)
----------------------------------------------------------------------------------------
US Treasury Notes
10-Yr (long)          $1,559,250       $1,560,282       Mar-98       $ (1,032)
US Treasury Notes
5-Yr (short)           7,458,469        7,467,984       Mar-98          9,515
US Treasury Bonds
20-Yr (long)           6,546,719        6,539,844       Mar-98          6,875
----------------------------------------------------------------------------------------
                                                                      $15,358
----------------------------------------------------------------------------------------



TBA Sales Commitments at November 30, 1997
(proceeds receivable $1,644,623)
                                               Settlement           Market
Agency                      Principal Amount      Date              Value
----------------------------------------------------------------------------------------
FNMA, 8.5s, December 2027      $1,571,000       11/21/97         $1,643,156
----------------------------------------------------------------------------------------



Written Options Outstanding at November 30, 1997
(premium received $15,249)
                                                             Expiration Date/    Market
Contract Amount                                                Strike Price       Value
----------------------------------------------------------------------------------------
$2,400,000   Deutschemarks in exchange for Japanese Yen      Dec. 97/JPY 74.55    $3,604
----------------------------------------------------------------------------------------

   * Percentages indicated are based on net assets of $1,391,156,103.

 *** The aggregate identified cost on a tax basis is $1,176,892,377, resulting in gross unrealized appreciation and depreciation of $236,593,778 and $18,182,896, respectively, or net unrealized appreciation of $218,410,882.

   + Non-income-producing security.

  ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

++++ Income may be received in cash or additional securities at the discretion of the issuer.

 +++ A portion of the income will be received in additional securities.

   # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30,1997.

  ## When-issued securities (Note 1).

[UPSIDE DOWN DELTA] This entity provides subcustodian services to the fund.

     144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

     ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

     TBA after the name of a security represents to be announced securities (Note 1).

     The rate shown on Floating Rate Bonds and Floating Rate Notes are the current interest rates shown at November 30, 1997, which are subject to change based on the terms of the security.

     The fund had the following industry group concentrations greater than 10% at November
     30, 1997 (as a percentage of net assets):

       Insurance and Finance          19.0%

       Utilities                      11.9

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,176,334,602) (Note 1)        $1,395,303,259
---------------------------------------------------------------------------------------------------
Cash                                                                                      1,273,845
---------------------------------------------------------------------------------------------------
Foreign currency (cost $409,336)                                                            410,155
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                 4,055,767
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    3,747,452
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            9,797,970
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                              93,445
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                              733,320
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,415,415,213

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       100,840
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         17,631,146
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  705,078
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,916,137
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  295,748
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                12,079
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  3,310
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      790,008
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                 444,776
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                               475,402
---------------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received $15,249) (Note 3)                    3,604
---------------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $1,644,623) (Note 1)                 1,643,156
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      237,826
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        24,259,110
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,391,156,103

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $1,101,277,386
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              1,263,288
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency
transactions (Note 1)                                                                    69,352,230
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities
in foreign currencies                                                                   219,263,199
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding            $1,391,156,103

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($878,766,115 divided by 54,773,735 shares)                                                  $16.04
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.04)*                                      $17.02
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($463,505,952 divided by 29,065,077 shares)**                                                $15.95
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($48,884,036 divided by 3,062,970 shares)                                                    $15.96
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.96)*                                      $16.54
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $110,029)                                            $ 25,358,615
--------------------------------------------------------------------------------------------------
Interest                                                                                 8,181,679
--------------------------------------------------------------------------------------------------
Total investment income                                                                 33,540,294

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         6,510,272
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,914,454
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           26,334
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            17,504
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    1,807,509
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    3,444,973
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      277,108
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     77,052
--------------------------------------------------------------------------------------------------
Registration fees                                                                          113,708
--------------------------------------------------------------------------------------------------
Auditing                                                                                    42,771
--------------------------------------------------------------------------------------------------
Legal                                                                                       15,707
--------------------------------------------------------------------------------------------------
Postage                                                                                    144,114
--------------------------------------------------------------------------------------------------
Other                                                                                       77,461
--------------------------------------------------------------------------------------------------
Total expenses                                                                          14,468,967
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (468,763)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            14,000,204
--------------------------------------------------------------------------------------------------
Net investment income                                                                   19,540,090
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                       119,886,848
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                            (51,021)
--------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                        15,420
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                               (488,142)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                         198,868
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures,
written options, and TBA sale commitments during the year                               86,245,218
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                205,807,191
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $225,347,281
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                             Year ended November 30
                                                                                      --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   19,540,090       $ 14,644,060
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                           119,363,105         59,990,004
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                             86,444,086         65,236,825
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    225,347,281        139,870,889
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                             (13,929,347)       (12,084,890)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (4,359,159)        (2,607,143)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (540,928)          (271,912)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       374,993,087        202,489,950
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            581,510,934        327,396,894

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       809,645,169        482,248,275
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $1,263,288 and $813,615, respectively)                                     $1,391,156,103       $809,645,169
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                  Year ended November 30
----------------------------------------------------------------------------------------------------------------------------
                                             1997             1996             1995             1994             1993
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $13.29           $10.93            $8.49            $8.67            $7.72
----------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                         .30              .31              .32              .32              .28
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   2.74             2.37             2.44             (.18)            1.01
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        3.04             2.68             2.76              .14             1.29
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.29)            (.32)            (.32)            (.32)            (.31)
----------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                              --               --               --               --             (.03)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                          (.29)            (.32)            (.32)            (.32)            (.34)
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $16.04           $13.29           $10.93            $8.49            $8.67
----------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                   23.15            24.96            33.17             1.59            17.06
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $878,766         $566,133         $391,551         $304,124         $328,251
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    1.06             1.09             1.13             1.04             1.16
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    2.02             2.61             3.32             3.67             3.40
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      82.48            67.56            70.39            82.49           125.85(d)
----------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (e)                              $.0511           $.0509
----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes the impact of assets received from the Putnam Equity Income Fund, formerly known as Putnam Total Return Fund.

(e) Average commission rate paid on security trades is presented for fiscal periods beginning on or after
    September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------------------

                                                                                                    For the period
Per-share                                                                                           Sept. 13, 1993+
operating performance                                     Year ended November 30                        to Nov. 30
-------------------------------------------------------------------------------------------------------------------------
                                          1997             1996             1995             1994             1993
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $13.23           $10.89            $8.46            $8.65            $8.66
-------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------
Net investment income                      .19              .21              .23              .26              .06(c)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                2.73             2.37             2.46             (.18)            (.07)
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     2.92             2.58             2.69              .08             (.01)
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                         (.20)            (.24)            (.26)            (.27)              --
-------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                           --               --               --               --               --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.20)            (.24)            (.26)            (.27)              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $15.95           $13.23           $10.89            $8.46            $8.65
-------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                22.24            24.06            32.30              .86             (.12)*
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $463,506         $221,259          $83,646          $32,114          $14,800
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 1.81             1.84             1.87             1.78              .44*
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 1.25             1.86             2.63             3.02              .55*
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   82.48            67.56            70.39            82.49           125.85(d)
-------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (e)                           $.0511           $.0509
-------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes the impact of assets received from the Putnam Equity Income Fund, formerly known as Putnam Total Return Fund.

(e) Average commission rate paid on security trades is presented for fiscal periods beginning on or after
    September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------------

                                                                                           For the period
Per-share                                                                                    Dec. 2, 1994+
operating performance                                             Year ended November 30       to Nov. 30
----------------------------------------------------------------------------------------------------------------
                                                                   1997             1996             1995
----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                              $13.23           $10.89            $8.45
----------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------
Net investment income                                               .23              .25              .28 (c)
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                         2.73             2.36             2.45
----------------------------------------------------------------------------------------------------------------
Total from
investment operations                                              2.96             2.61             2.73
----------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------
From net
investment income                                                  (.23)            (.27)            (.29)
----------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                    --               --               --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                (.23)            (.27)            (.29)
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                    $15.96           $13.23           $10.89
----------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                         22.58            24.35            32.89*
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                  $48,884          $22,254           $7,051
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                          1.56             1.59             1.60*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                          1.50             2.11             2.99*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                            82.48            67.56            70.39
----------------------------------------------------------------------------------------------------------------
Average commission
rate paid (e)                                                    $.0511           $.0509
----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes the impact of assets received from the Putnam Equity Income Fund, formerly known as Putnam Total Return Fund.

(e) Average commission rate paid on security trades is presented for fiscal periods beginning on or after
    September 1, 1995.




Notes to financial statements
November 30, 1997

Note 1
Significant accounting policies

Putnam Equity Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair market value on the basis of valuations furnished by a pricing service approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Securities purchased or sold on a when-issued basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 1997, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, non-taxable dividends, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1997, the fund reclassified $260,983 to decrease undistributed net investment income and $48,723 to decrease paid-in-capital, with an increase to accumulated net realized gain on investments of $309,706. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1997, fund expenses were reduced by $468,763 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,200 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $679,769 and $39,981 from the sale of class A and class M shares, respectively and $453,186 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $9,171 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended November 30, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,239,993,255 and $863,143,998, respectively. Purchases and sales of U.S. government obligations aggregated $12,458,545,510 and $12,450,909,201, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                   Contract         Premiums
                                    Amounts         Received
------------------------------------------------------------
Written options
outstanding at
beginning of year                       $--              $--
------------------------------------------------------------
Options opened                    3,942,000          231,966
------------------------------------------------------------
Options expired                          --               --
------------------------------------------------------------
Options closed                   (1,542,000)        (216,717)
------------------------------------------------------------
Written options
outstanding at
end of year                       2,400,000           15,249
------------------------------------------------------------

Note 4
Capital shares

At November 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                        November 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      23,424,260     $341,520,121
------------------------------------------------------------
Reinvestment
of distributions                    772,535       11,185,040
------------------------------------------------------------
                                 24,196,795      352,705,161

Shares
repurchased                     (12,018,914)    (175,195,821)
------------------------------------------------------------
Net increase                     12,177,881     $177,509,340
------------------------------------------------------------

                                            Year ended
                                        November 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      11,955,031     $143,244,258
------------------------------------------------------------
Reinvestment
of distributions                    781,164        9,134,877
------------------------------------------------------------
                                 12,736,195      152,379,135

Shares
repurchased                      (5,970,798)     (70,796,533)
------------------------------------------------------------
Net increase                      6,765,397      $81,582,602
------------------------------------------------------------

                                             Year ended
                                         November 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      21,610,564     $312,136,112
------------------------------------------------------------
Reinvestment
of distributions                    258,530        3,731,249
------------------------------------------------------------
                                 21,869,094      315,867,361

Shares
repurchased                      (9,531,821)    (137,987,600)
------------------------------------------------------------
Net increase                     12,337,273     $177,879,761
------------------------------------------------------------

                                            Year ended
                                        November 30, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      12,982,383     $155,817,526
------------------------------------------------------------
Reinvestment
of distributions                    186,237        2,182,469
------------------------------------------------------------
                                 13,168,620      157,999,995

Shares
repurchased                      (4,120,485)     (49,459,134)
------------------------------------------------------------
Net increase                      9,048,135     $108,540,861
------------------------------------------------------------

                                            Year ended
                                        November 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,338,352      $33,895,325
------------------------------------------------------------
Reinvestment
of distributions                     33,951          492,595
------------------------------------------------------------
                                  2,372,303       34,387,920

Shares
repurchased                        (990,948)     (14,783,934)
------------------------------------------------------------
Net increase                      1,381,355      $19,603,986
------------------------------------------------------------

                                             Year ended
                                        November 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,124,338      $13,449,727
------------------------------------------------------------
Reinvestment
of distributions                     21,224          249,407
------------------------------------------------------------
                                  1,145,562       13,699,134

Shares
repurchased                        (111,291)      (1,332,647)
------------------------------------------------------------
Net increase                      1,034,271      $12,366,487
------------------------------------------------------------


PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGERS]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund +

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

 + Closed to new investors. Some exceptions may apply. Contact Putnam for details.

[DBL. DAGGERS] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Federal tax information

(Unaudited)

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates $69,925,364 as capital gain for its taxable year ended November 30, 1997.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Edward P. Bousa
Vice President and Fund Manager

Kenneth J. Taubes
Vice President and Fund Manager

Robert M. Paine
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN020-012/192/626 36881   1/98